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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 and S-8 (File Nos. 333-41374, 333-49978 and 333-66460) of
Network Engines, Inc. of our reports dated November 5, 2001, except for footnote 18 for which the date is December 3, 2001, relating to the financial statements and financial statement schedule of Network Engines, Inc., both of which appear in this Annual Report on Form 10-K.

Boston, Massachusetts
December 20, 2001